UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/19/2007

Owens Corning
(Exact name of registrant as specified in its charter)

Commission File Number:  1-33100

Delaware	43-2109021
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Owens Corning Parkway
Toledo, OH 43659
(Address of principal executive offices, including zip code)

(419) 248-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 19, 2007, Owens Corning (the "Company") announced that it has appointed Mark W. Mayer, 50, as Vice President and Chief Accounting Officer, effective December 1, 2007.

Mr. Mayer was previously the Company's Vice President of Accounting and Reporting since January 2003. Prior to that, Mr. Mayer served as the Company's Vice President and Controller for the Office of Restructuring.

Mr. Mayer succeeds Ronald Ranallo, who has performed the chief accounting officer function in his capacity as Vice President and Corporate Controller, and who is leaving the Company to pursue outside opportunities.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owens Corning

Date: November 19, 2007	By:	/s/ Stephen K. Krull
Stephen K. Krull
Senior Vice President, General Counsel and Secretary